VESSELS AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2015
Property, Plant and Equipment [Abstract]
VESSELS AND EQUIPMENT, NET
VESSELS AND EQUIPMENT, NET

(in thousands of $)	2015	2014
Cost	2,263,166	1,952,390
Accumulated depreciation	(532,518)	(451,220)
Net book value	1,730,648	1,501,170

As of December 31, 2015 and 2014, we owned ten and nine vessels, respectively. The increase in the number of vessels in the year ended December 31, 2015 is due to the acquisition of the Golar Eskimo in January 2015 (see note 11). Depreciation and amortization expense for the years ended December 31, 2015, 2014 and 2013 was $81.9 million, $72.6 million and $55.1 million, respectively.

Drydocking costs of $93.4 million and $72.6 million are included in the vessel cost for December 31, 2015 and 2014, respectively. Accumulated amortization of those costs at December 31, 2015 and 2014 was $43.9 million and $27.9 million, respectively.

Mooring equipment of $37.8 million is included in the cost for December 31, 2015 (2014: $38.1 million). Accumulated depreciation of the mooring equipment at December 31, 2015 and 2014 was $13.1 million and $9.6 million, respectively.

As of December 31, 2015 and 2014, vessels and equipment with a net book value of $1,730.6 million and $1,501.2 million, respectively, were pledged as security for certain debt facilities (see note 27).